Inventory	12 Months Ended
Dec. 31, 2020
Inventory Disclosure [Abstract]
INVENTORY

NOTE 3 – INVENTORY

At December 31, 2020 and 2019, inventory, including jackets, t-shirts, sweatshirts, hats and fabric, consisted of the following:

	December 31, 2020	December 31, 2019

Raw materials	$1,425	$41,231
Finished goods	32,059	115,135
Inventory	$33,484	$156,366

The Company recorded an inventory write-down of $137,947 and $0 during the years ended December 31, 2020 and 2019, respectively, which was included in cost of sales as reflected in the accompanying consolidated statements of operations.

On December 18, 2020, the Company entered into a Release Agreement with a vendor whereby the Company agreed to transfer $6,182 of inventory to settle accounts payable of $6,500 resulting in a gain of $318 which was included in loss on debt extinguishment, net as reflected in the accompanying consolidated statements of operations during the year ended December 31, 2020.